SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 23, 2014

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-56 39th Avenue, Room #305

Flushing, New York 11354

(Address of principal executive offices and zip code)

(718) 888-1814

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Sino-Global Shipping America, Ltd. (the “Registrant”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Registrant filed with the Securities and Exchange Commission on June 23, 2014 (the “Original Report”). This Amendment is being filed to correct a typographical error in Exhibit 99.1 to the Original Report.

ITEM 8.01 OTHER EVENTS.

On June 23, 2014, the Registrant issued a press release related to the completion of a private sale of shares of common stock of the Registrant. A copy of the press release attached as Exhibit 99.1 hereto. Pursuant to Item 3.02(b), because the aggregate number of unregistered shares sold since the Registrant’s last periodic filing is less than 5% of the number of outstanding shares of common stock, the Registrant has voluntarily reported this transaction pursuant to Item 8.01 rather than Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

99.1	Press release dated June 23, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 23, 2014	SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Lei Cao

Name:	Lei Cao

Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibits.

99.1	Press release dated June 23, 2014

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